Organization	3 Months Ended
Mar. 31, 2017
Organization
Organization

1. Organization

Strongbridge Biopharma plc is a global commercial-stage biopharmaceutical company focused on the development and commercialization of therapies for rare diseases with significant unmet needs. Our first commercial product is Keveyis® (dichlorphenamide), the first and only treatment approved by the U.S. Food and Drug Administration ("FDA") for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis. Keveyis has orphan drug exclusivity status in the United States through August 7, 2022. In addition to this neuromuscular disease product, we have two clinical-stage product candidates for rare endocrine diseases, Recorlev™ and veldoreotide. Recorlev (levoketoconazole) is a cortisol synthesis inhibitor currently being studied for the treatment of endogenous Cushing's syndrome. Veldoreotide is a next-generation somatostatin analog (SSA) being investigated for the treatment of acromegaly, with potential additional applications in Cushing's syndrome and neuroendocrine tumors. Both Recorlev and veldoreotide have received orphan designation from the FDA and the European Medicines Agency ("EMA").

Given the well-identified and concentrated prescriber base addressing our target markets, we intend to use a small, focused sales force to effectively market Keveyis and our other products and product candidates, if approved, in the United States, the European Union and other key global markets. We believe that our ability to execute on this strategy is enhanced by the significant commercial and clinical development experience of key members of our management team. We will continue to identify and evaluate the acquisition of products and product candidates that would be complementary to our existing rare neuromuscular and endocrine franchises or that would form the basis for new rare disease franchises. We believe this approach will enable us to maximize our commercial potential by further leveraging our existing resources and expertise.

Liquidity

We believe that our cash resources of $49.9 million at March 31, 2017 will be sufficient to allow us to fund planned operations into 2019, which is after the expected receipt of data from the Recorlev SONICS and LOGICS Phase 3 clinical trials. We expect our funding requirements for operating activities to increase in 2017 and possibly beyond due to expenses associated with the commercialization of Keveyis, the execution of the Recorlev SONICS and LOGICS Phase 3 clinical trials, and selling, general and administrative expenses. We also expect our cash needs to increase to fund potential in-licenses, acquisitions or similar transactions as we pursue our strategy. These expenses may be offset only in part by sales of Keveyis. In addition, beginning in June 2018, we will be required to make monthly principal payments to repay amounts borrowed under our credit facility.

We may never achieve profitability, and unless and until we do, we will continue to need to raise additional capital.  We plan to continue to fund our operations and capital funding needs through equity or debt financing along with revenues from Keveyis. There can be no assurances, however, that additional funding will be available on terms acceptable to us.

Our loan and security agreement, under which outstanding borrowings were $20.0 million at March 31, 2017, contains financial and non-financial covenants including minimum amounts of net revenue in 2017 and beyond. Failure to comply with the covenants could result in the lenders declaring the loan immediately due and payable. Our liquidity requirements are predicated on maintaining compliance with the debt covenants and repaying outstanding borrowings in accordance with the 48-month loan term.